July 22, 2025

2025 Second Quarter

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

Diverse market



Major universities

- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Federal hub

- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Resident fortune 500

- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon

Other notable

- Historic trend of low unemployment compared to overall U.S. - even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLS, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

Market by the numbers

The DC metropolitan area remains vibrant with opportunity

We continually monitor decisions made by the Administration, Congress, and the DC Government; and assess their impact on our business strategy

$125,027
Median household income[1]

$907,420
Average home listing price[2]

29
Median days on the market[2]

410K
Federal employees in the DMV[3]

[1] Federal Reserve Economic Data – Year End 2023 – Fairfax County, Falls Church, DC, MD –Average

[2] Federal Reserve Economic Data – May 2025 – DC Metropolitan Statistical Area

[3] Partnership for Public Service – 2023 data. Excludes Military, Postal, and Intelligence employees.

Strategic balance sheet management



March 2022
$44M Sub-Debt Offering
April 2021
$30M Sub-Debt Offering
Sept. 2020
$28.75M Depository Share Offering
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
August 2018
$45M Private Placement of Common Stock
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
Dec 2014
$12.8M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
May 2004
$12.5M Private Placement of Common Stock
$45 $83 $106 $146 $186 $236 $240 $283 $272 $277 $345 $487 $576 $803 $1,101 $1,277 $1,643 $1,647 $1,926 $2,035 $2,228 $2,115
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
(Assets $ millions)

2.1B
Total Assets

Q2 2025

6
Branches

21+ years of service to the Washington, DC Metropolitan area

- **Bank established:** *2004*
- **Headquarters:** *Fairfax, VA*
- **Full-time employees:** *174*
- **Assets per employee:** *$12.2mm*
- **Holding company established:** *2016*

Share performance


RUSSELL 2000 INDEX

MainStreet Bancshares, Inc.

Nasdaq capital market:	MNSB
Close common stock price	$18.90
Price / tangible book value	78%
Common shares outstanding	7,704,037
Market capitalization	$146 million
Tangible book value	$24.17

Nasdaq capital market:	MNSBP
Close preferred stock price	$24.20

2025 first quarter financial summary

		2Q25	1Q25	4Q24	3Q24	2Q24
Profitability	EPS	$0.53	$0.25	($2.20)	($0.04)	$0.27
	ROAA[2]	0.86%	0.46%	(2.80%)	0.05%	0.50%
	ROATCE[2]	8.84%	4.29%	(36.51%)	(0.60%)	4.64%
	Net interest margin[1,2,3]	3.75%	3.30%	2.96%	3.05%	3.20%
Balance Sheet	Net loans ($millions)	$1.767	$1.812	$1.811	$1.776	$1.779
	Total deposits ($ million)	$1.799	$1.908	$1.908	$1.894	$1.755
	Total assets ($ million)	$2.115	$2.223	$2.228	$2.225	$2.094
	ACL / gross loans[4]	1.07%	1.06%	1.06%	1.02%	0.95%
	NCOs / avg loans[2]	(0.03%)	0.00%	0.46%	0.42%	0.08%
	Total equity/tangible assets[3]	10.09%	9.43%	9.33%	10.25%	10.82%

[1] Tax-equivalent yield [2] annualized [3] non-GAAP [4] ACL on loans excludes unfunded commitments

One-time adjustments
expenses and revenue

Second quarter 2025	
Nonrecurring expenses [1]	($1.8 million)
Nonrecurring revenue [2]	$1.5 million
Net adjustment	**($0.3 million)**

[1] Associated with a return to core banking

[2] Represents the collection of interest and fees on a nonperforming asset and recognition of gains

Strong liquidity management

Metric	2Q25	1Q25	4Q24	3Q24
Liquidity coverage ratio (LCR)[1]	108%	225%	164%	217%
Core deposit ratio [2]	74%	70%	76%	78%
Loan / Deposit Ratio	99%	96%	96%	95%
FDIC insured / total deposits [3]	74%	74%	77%	77%
		(millions)		
High quality liquid assets [4]	$202	$274	$278	$311
Secured line available balance	$551	$555	$545	$521
Unsecured line of credit	$144	$144	$144	$144
Total available funding sources	$695	$699	$689	$665

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank-defined core deposit ratio
[3] Bank level metric
[4] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Solid net interest margin

3.49%

Core net interest margin yields 19 basis point increase from previous quarter and 29 basis point increase year over year

Quarterly net interest margin [1]



Core Net Interest Margin
Reported Net Interest Margin
3.75%
3.65%
3.55%
3.45%
3.35%
3.25%
3.15%
3.05%
2.95%
2.85%
2.75%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25

[1] Tax-equivalent yield

Effective deposit structure

Our Business Banking team is connecting and forging new relationships with customers in our market.



33%
40%
41%
43%
44%
43%
43%
42%
38%
36%
21%
17%
18%
17%
18%
19%
29%
24%
38%
40%
38%
40%
39%
39%
2021
2022
2023
2024
3Q24
4Q24
1Q25
2Q25
Interest-bearing DDAs
Non-interest bearing DDAs
Time

Increasing level of non-interest bearing and low-cost deposits

Type	Balance (millions)	Percent of total	Weighted avg. rate	Weighted maturity
Non-interest bearing DDA	$330	25%	0.00%	n/a
Low-cost transactional [1]	$126	9%	1.07%	n/a
Interest bearing	$437	33%	3.78%	n/a
Term	$437	33%	4.25%	6 months
Total core deposits	**$1,330**	**100%**	**2.74%**	
Money market deposits	$141	30%	4.55%	n/a
Term	$328	70%	4.34%	11 months
Total non-core deposits	**$469**	**100.0%**	**4.40%**	

[1] Interest bearing deposits with rates at or below 1.50%

2025 going forward

We are committed to drive operating costs down as we focus on core community banking

2025 expense run rate		
2nd quarter **Actual** [1]	3rd quarter **Estimate**	4th quarter **Estimate**
$12.9 million	$12.9 million	$12.6 million

[1] excludes nonrecurring expenses

Stock buyback program

The Company has an active share repurchase plan in-place, and the capacity is $3.1 million

$3.1 million

available capacity

Diversified loan portfolio


Residential
Real Estate
11%
Construction
18%
C&I
6%
Multi-Family
14%
Owner-Occupied
CRE
21%
Non-Owner
Occupied CRE
30%
$1.8B

88% of construction loans have a suitable interest reserve deposit held at the bank

Effectively managing CRE concentrations



Investor CRE as a % of total capital
373%
365%
367%
360%
394%
388%
366%
138%
130%
130%
118%
132%
116%
109%
235%
235%
237%
242%
262%
272%
257%
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
Investor CRE
Construction

Bank collected 100% owed on 2626 Penn



2626 Pennsylvania Ave NW
Washington, DC



Case 24-00345-ELG Doc 112 Filed 03/27/25 Entered 03/27/25 08:54:14 Desc Main Document Page 1 of 34

The order below is hereby signed.

Signed: March 26 2025

Elizabeth L. Gunn
U.S. Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLUMBIA

IN RE *
2626 PENN LLC * CASE NO. 24-00345-ELG
Debtor. * Chapter 11

ORDER (A) AUTHORIZING SALE OF ASSETS FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (B) GRANTING RELATED RELIEF

Reconciliation	
Non-Accrual Balance	$11.2 million
Charge-Off (3Q24)	+$0.7 million
Fees & Interest	+$1.3 million
Total amount	**$13.2 million**
Collected	**-$13.2 million**
Remaining balance	**$0.0 million**

Gov Con relationships contribute strong deposits

29 asset-based lines of credit

$13.0M
Total outstanding

$79.2M
Total committed

4 term loans

$2.5M
Total outstanding

$75.5 million
Total average DDA deposits attributable to government contract loan relationships

Loan pricing positioned for stable or falling rates

70%

Rate resets beyond 6 months[1]

30%

Rate resets within 6 months[2]

45% with a weighted average floor rate of **6.50%**

June 30, 2025 total loans $1.8B

[1] Loans include all fixed-rate and floating loans with a rate repricing date more than 6-months from quarter-end
[2] Loans are loans that can reprice immediately or have a rate repricing date within 6-months from quarter-end

Strong underwriting produces quality market demand

YTD 2025 production

$97 million loans originated	**$13 million** loans participated

Good loan metrics

The average new loan size is indicative of well-distributed credit risk management process.



Average New Loan Size
Legal Lending Limit
$21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$44,488
$45,252
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
$1,911
$1,725
2018
2019
2020
2021
2022
2023
2024
2025 YTD

Average loan size excludes consumer loans

Nominal level of classified loans
and nonperforming assets

1.8%
Classified / gross loans

.34%
NPAs / total assets

Earning asset stress-test shows good results

Pre- and post-stress capital ratios


15.4%
15.8%
16.1%
15.9%
16.0%
14.6%
14.8%
15.4%
14.6%
14.9%
14.9%
13.6%
13.7%
12.5%
12.4%
12.8%
7.0%
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25

Stress Loss Estimates ($000)							
$35,661	$31,840	38,667	$42,476	$42,476	$45,104	$44,183	$46,790

Pre stress CET1 / RBC — Post stress CET1 / RBC — Regulatory threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

Financial highlights

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2021	2022	2023	2024	Q2'25 LTM	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
Interest Income	64,199	83,845	124,421	134,615	135,958	33,436	33,591	35,119	32,963	34,286
Interest Expense	10,663	13,836	47,679	72,041	69,274	17,871	18,248	19,078	16,453	15,496
Net Interest Income	53,536	70,010	76,742	62,574	66,684	15,565	15,343	16,041	16,510	18,790
Noninterest Income	6,110	4,834	3,340	3,252	3,698	764	886	807	939	1,066
Realized Gains (Losses) on Securities	6	4	0	-48	103	-48	0	0	0	103
Total Revenue	59,645	74,843	80,082	65,826	70,382	16,329	16,229	16,848	17,450	19,856
Noninterest Expense	32,865	39,057	45,616	72,967	76,709	12,835	13,219	34,431	14,314	14,745
Pre-Tax Pre-Provision Income (Loss) (Non-GAAP)	26,782	35,787	34,466	-7,141	-6,328	3,494	3,010	-17,583	3,135	5,111
Provision for (recovery of) Credit Losses	-1,175	2,398	1,642	6,763	5,777	638	2,913	3,407	0	-543
Net Income (Loss) before Taxes	27,956	33,389	32,824	-13,904	-12,105	2,856	97	-20,990	3,135	5,654
Provision for Taxes (benefit)	5,785	6,714	6,239	-3,924	-3,245	238	-168	-4,823	682	1,064
Net Income (Loss) (GAAP)	22,171	26,674	26,585	-9,980	-8,860	2,618	265	-16,167	2,453	4,590
Net Income (Loss) to Common Shareholders	20,015	24,518	24,429	-12,136	-11,016	2,079	-274	-16,706	1,914	4,051
Less: Realized Gains (Loss)	6	4	0	-48	231	-48	0	0	60	171
Plus: Nonrecurring Expenses, net	0	0	0	21,041	21,497	0	594	20,447	0	456
Total Core Adjustments Pre-Tax	6	4	0	21,089	20,816	48	594	20,447	60	-285
Total Core Adjustments Post-Tax	5	3	0	16,278	16,106	38	469	15,814	47	-225
Core Net Income (Loss) (Non-GAAP)	22,166	26,671	26,585	6,298	7,601	2,656	734	-353	2,406	4,815
Core Net Income (Loss) to Common Shareholders (Non-GAAP)	20,020	24,521	24,429	4,142	5,445	2,117	195	-892	1,867	4,276
Average Assets	1,685,140	1,744,029	1,931,805	2,136,586	2,176,225	2,090,525	2,126,128	2,290,644	2,155,461	2,132,666
Average Equity	179,123	190,839	209,921	224,631	218,090	223,194	225,645	227,542	208,093	211,081
Average Tangible Common Equity	151,327	158,273	170,662	180,381	181,711	179,545	180,645	181,551	180,830	183,819

Financial highlights continued

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2021	2022	2023	2024	Q2'25 LTM	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
Performance Metrics (%)										
ROAA	1.32	1.53	1.38	-0.47	-0.41	0.50	0.05	-2.80	0.46	0.86
ROAE	12.38	13.98	12.66	-4.44	-4.06	4.70	0.47	-28.19	4.78	8.72
ROATCE to Common Shareholders	13.23	15.49	14.31	-6.73	-6.06	4.64	-0.60	-36.51	4.29	8.84
Core ROAA (Non-GAAP)	1.32	1.53	1.38	0.29	0.35	0.51	0.14	-0.06	0.45	0.91
Core ROAE (Non-GAAP)	12.38	13.98	12.66	2.80	3.49	4.77	1.29	-0.62	4.69	9.16
Core ROATCE to Common Shareholders (Non-GAAP)	13.23	15.49	14.31	2.30	3.00	4.73	0.43	-1.95	4.19	9.33
Net Interest Margin (%)	3.34	4.21	4.13	3.11	3.25	3.19	3.04	2.94	3.28	3.74
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.35	4.23	4.15	3.13	3.27	3.20	3.05	2.96	3.30	3.75
Common Equity	161,525	171,019	194,254	180,728	186,207	197,452	198,788	180,728	182,355	186,207
Less: Total Intangible Assets	2,493	9,149	14,657	-	-	17,205	18,881	-	-	-
Tangible Common Equity (Non-GAAP)	159,032	161,870	179,597	180,728	186,207	180,247	179,907	180,728	182,355	186,207
Total Assets	1,647,402	1,925,751	2,035,432	2,228,098	2,114,781	2,093,746	2,224,599	2,228,098	2,222,845	2,114,781
Less: Total Intangible Assets	2,493	9,149	14,657	-	-	17,205	18,881	-	-	-
Tangible Assets (Non-GAAP)	1,644,909	1,916,602	2,020,775	2,228,098	2,114,781	2,076,541	2,205,718	2,228,098	2,222,845	2,114,781
Total Equity / Tangible Assets (%) (Non-GAAP)	11.48	10.35	10.96	9.33	10.09	10.82	10.25	9.33	9.43	10.09
Common Shares Outstanding (actual)	7,595,781	7,442,743	7,527,415	7,603,765	7,704,037	7,598,529	7,602,783	7,603,765	7,703,197	7,704,037
Tangible Book Value per Common Share ($) (Non-GAAP)	20.94	21.75	23.86	23.77	24.17	23.72	23.66	23.77	23.67	24.17

Definitions

ACL	Allowance for Credit Losses	LTM	Last-Twelve-Months
AOCI	Accumulated Other Comprehensive Income	$MM	Millions of Dollars
CET1	Common Equity Tier-1	NCOs	Net Charge-Offs
CET1-RBC	Common Equity Tier-1 Risk-Based Capital	ROAA	Return on Average Assets
CRE	Commercial Real Estate	ROAE	Return on Average Equity
EPS	Earnings Per Share	ROATCE	Return on Average Tangible Common Equity
GAAP	Generally Accepted Accounting Principles	TBV	Tangible Book Value
LCR	Liquidity Coverage Ratio	YTD	Year-to-Date
		($000)	Thousands of Dollars